Perimeter Small Cap Opportunities Fund (the “Fund”)
A series of Investment Managers Series Trust

Supplement dated April 29, 2014
to the Prospectus dated October 1, 2013

Effective immediately, the following replaces the table under “YOUR ACCOUNT WITH THE FUND - Buying Fund Shares” in the Fund’s Prospectus:

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$1,500	$100
Traditional and Roth IRA Accounts	$1,500	$100
Automatic Investment Plan	$1,500	$100
Gift Account For Minors	$1,500	$100

Please file this Supplement with your records.